                                                                   EXHIBIT 32(b)

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, being the Chief Financial Officer of Jordan Industries, Inc., an Illinois corporation (the "Registrant"), hereby certifies that the Annual Report on Form 10-K (the "Annual Report") of the Registrant for the year ended December 31, 2006, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Seciont 78m(a)) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2007


/s/ Lisa M. Ondrula
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Lisa M. Ondrula
Chief Financial Officer, Vice President
   and Assistant Secretary